Investor Presentation March 2010 The Gardner Denver Way

Safe Harbor Disclosure All of the statements made by Gardner Denver in this presentation or made orally in connection with it, other than historical facts, are forward-looking statements. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for these forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that forward-looking statements are subject to known and unknown risks, uncertainties, and other factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. These known and unknown risks, uncertainties, and other factors could cause actual results to differ materially from those matters expressed in, anticipated by or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: changing economic conditions; pricing of the Company’s products and other competitive market pressures; the costs and availability of raw materials; fluctuations in foreign currency rates and energy prices; risks associated with the Company’s current and future litigation; and the other risks detailed from time to time in the Company’s SEC filings, including but not limited to, its annual report on Form 10-K for the fiscal year ending December 31, 2008, and its quarterly reports on Form 10-Q. These statements reflect the current views and assumptions of management with respect to future events. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future. The inclusion of any statement in this presentation does not constitute admission by the Company or any other person that the events or circumstances described in such statement are material. 2

AGENDA Building The New Gardner Denver 1 2 3 Transforming the Execution Update Future Growth Company Operational Excellence 3

Gardner Denver Today 2009 Revenues $1.8 B % of revenues outside U.S. > 67% Global ranking in major products #1 or #2 Manufacturing facilities worldwide 40 Market capitalization $2.2 B 4

IN THE PAST Successful Acquisition-Driven Growth Strategy... (Actual Revenues $M) 2,500 2,000 Other 1,500 Asia 1,000 Europe 500 US 0 99 00 01 02 03 04 05 06 07 08 09 5

Built a Well-Diversified Business Revenues By Industries Served (2) Revenues By Geography (2) Industrial Manufacturing 28% Other 6% United States Other 9% 32% Latin America 4% Paper 2% Canada 3% Printing 2% Environment 3% Asia Food and 16% Downstream Beverage Energy 5% 14% Chemical 5% Mining and Upstream Construction Energy 5% Medical 10% Europe 8% Transportation 39% 9% (2)See note on slide 33 No customer >4% of revenues 6

Market Outlook Snapshot Six Economic Indicator months Today Outlook ago U.S. Industrial Production Stable to positive E.U. Industrial Production Stable to positive Oil and Gas Aftermarket improving China growth Positive Rig count Pulling rigs from storage OEM applications Improving 7

REALIGNED OPERATIONS IN 2009: Two Focused Operating Segments Segment Key Products Top Industries Served Industrial Products • Compressors (>50 psi) • Manufacturing Group • Blowers (<50 psi, vacuum) • Transportation • Mining / Construction • Energy 58% of revenues Engineered Products • Reciprocating pumps • Energy Group • Liquid ring pumps • Manufacturing • Loading arms • Medical • OEM compressors • Chemical and pumps 42% revenues Revenues for twelve months ending December 31, 2009 8

Conditions Right for a Transformation • Last 10 years primary focus on external growth – 22 acquisitions • Significant integration, rationalization Conditions and margin expansion opportunities right for • New CEO in 2008 transformation – Expertise in operational excellence • Economic slowdown – Added impetus 9

A NEW WAY FORWARD The Gardner Denver Way ny CUSTOMERS pa om catre C gO aM oIM T E T U M ... L E A NV T Innovative High Velocity From a SHAREHOLDERS EMPLOYEES good company... RESOURCES 10

Our Vision for The New Gardner Denver Greater organic growth CUSTOMERS C O Operational excellence E M U IM L T A M V E N T Improved profitability Innovative High Velocity and cash flow SHAREHOLDERS EMPLOYEES RESOURCES Improved return on invested capital 11

A G E N D A Building The New Gardner Denver 1 2 3 Transforming the Execution Update Future Growth Company The Gardner Denver Way 12

Priorities to Transform Gardner Denver • Streamline global footprint Improve • Reduce material costs margins • Improve productivity The new Gardner Denver • Accelerate inventory turns to 7-8X Expand Cash Flow • Targeted capital spending • Divest excess assets Underpinned by operational excellence 13

#1 IMPROVE MARGINS Major Restructuring Projects Moving Forward 2010 Completed Completion CompAir administration integration Salaried staff reductions Facility rationalizations Hanover, MD Louisville, KY Piqua, OH Tulsa, OK Assembly Gloucester, UK Puchheim, Germany Ocala, FL Sheboygan, WI Implement SAP / SAP Business One 11 10 Reduce annual costs by $70 million 14

#1 IMPROVE MARGINS Case Study: Rationalization in Germany • Merging Puchheim, Germany plant 48% reduction in into Memmingen facility manufacturing floor space • Created efficient cells (sq. ft.) • 108 manpower reduction 128,500 • 22% inventory reduction 67,000 Puchheim Memmingen Before After 15

#1 IMPROVE MARGINS Delivering Significant Cost Savings Annual Savings Expected $70M $65M • Reduced manpower by $40M 2,100 or 25% since Sep-08 2009 2010 Future years Invested nearly $70M to realize these savings 16

#1 IMPROVE MARGINS Increase Engineered Products Group Trough Margins 200 BPS Adjusted Operating Margins (1) 24.5% 20.9% • Closed 3 facilities • Reduced 15.0% material costs 13.0% • Ongoing operational improvements Peak Trough New Q409 Trough (1)See note on slide 33 Despite revenue decline of 20-25% 17

#1 IMPROVE MARGINS Expand Margins in Industrial Products Group Adjusted Operating Margins (1) 14% • Integrated CompAir 10.3% • Closed 5 facilities 8.8% • Reduced 7.5% 6.7% material costs • Ongoing operational improvements 2.3% 1.8% 2007 2008 Q109 Q209 Q309 Q409 2014 Goal (1)See note on slide 33 Goal: “14 x 14” 18

#2 EXPAND CASH FLOW Strong Balance Sheet and Growing Free Cash Flow Strong Balance Sheet Growing Free Cash Flow * (December 31, 2009) $M $300 • Excellent liquidity – $109.7M cash Cash Flow $200 – $291.9M unused credit • Debt to total capitalization of 26% Free cash flow $100 • Upgraded from “BB-” to “BB” Capex $0 2004 2005 2006 2007 2008 2009 • Free cash flow $168M LTM * Free cash flow is defined as “cash flow provided by operating activities, less capital expenditures.” • Free cash flow >150% adjusted net income (1)4Q09 and nearly 180% LTM (1)See note on slide 33 19

IN SUMMARY Gardner Denver Remains Solidly Profitable ... Despite Economic Headwinds Revenues Adjusted DEPS (1) ($ M) ($) $2.0B $3.54 $1.8B $2.40 2008 2009 2008 2009 (1)See note on slide 33 Transformation will lead to new peak earnings 20

A G E N D A Building The New Gardner Denver 1 2 3 Transforming the Execution Update Future Growth Company The Gardner Denver Way 21

Powerful New Culture Will Drive Growth Past Future • Product focus • Customer focus • Medium innovation • High innovation • Primary growth • Balanced growth – Acquisitions – Organic and acquisitions • Top down culture • Inclusive culture • Profitable • Highly profitable 22

Five Point Growth Strategy 5. Margin improvement 4. Selective acquisitions 3. Innovative products 2. Aftermarket growth 1. Organic growth 23

A CLOSER LOOK AT GROWTH INITIATIVES Innovative Products: Quantima Case Study Product • CompAir Quantima Compressor Innovations • No gear box, no oil, no mechanical bearings, no friction The customer • Murray Goulburn Co-operative Co. Ltd. Results • Energy use 3 35% • Service cost 3 64% • Annualized savings of 187K AUD in energy and maintenance costs • CO2 emissions32,577 metric tons annually 24

A CLOSER LOOK AT GROWTH INITIATIVES Growth Potential in Aftermarket (% of total sales) Today Future 25-30% 40-45% Aftermarket Aftermarket • Broaden direct service capabilities • Enhance product offering • Design in proprietary features • Higher margin revenue growth 25

A CLOSER LOOK AT GROWTH INITIATIVES After Market Growth: Vacuum Pumps Case Study Existing Product • Nash CL has a large installed base – Recognized reliability – Product design leads to durability in harsh environments • Requires a constant flow of liquid to operate ECO-FLOTMTechnology Developed • New, innovative, upgraded internal design • Reduces customers’ costs and environmental impact • Up to 50% less liquid usage Opportunity • Potential to retrofit 20,000 CL pumps installed globally 26

RESULTS WE EXPECT Driving >$120M Operating Margin Expansion With Zero Top Line Growth Industrial Products Group Adjusted Operating Margin (1) 1/3 14% Impact • Adds $120-$125 1/3 million to operating income Sourcing • Adds $1.62-$1.68 to 1/3 DEPS Productivity 2.0% Restructuring “14 by 14” 1H 2009 Goal 2014 See slide 34 for additional information 27

Gardner Denver 3-5 years out • Higher margins in both segments • Aftermarket growth reduces revenue cyclicality • Expanded share in target markets served • Inventory turns improve 2-3 times • Higher ROIC • Balanced growth – organic and acquisitions 28

Wide Range of Growth Initiatives Underway 29

Building The New gardner Denver 30

Why Invest in Gardner Denver • Leading position in served market segments • Building a new, high performance company • Delivering > $120 M margin improvements with zero top line growth • Multi-year profit improvement program ahead 31

Investor Presentation March 2010 The Gardner Denver Way

Presentation Notes • Note 1: Adjusted Operating Income, Adjusted Operating Margins, Adjusted Net Income and Adjusted DEPS are financial measures that are not in accordance with US GAAP. Adjusted Operating Income, Adjusted Operating Margins and Adjusted DEPS excludes the net impact of expenses incurred for profit improvement initiatives, non-recurring items and impairment charges. Free cash flow adjusted net income is net income excluding non-cash impairment charges, net of related changes in deferred tax assets and liabilities. Gardner Denver believes the non-GAAP financial measure of Adjusted Operating Income, Adjusted Operating Margins, Adjusted Net Income and DEPS provides important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Gardner Denver believes excluding the specified items from the aforementioned financial measures provides a more meaningful comparison to the corresponding reported periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measurement of operating performance, and is more useful in determining management compensation. • Note 2: Company estimates Gardner Denver, Nash, CompAir and Quantima, and their related designs and logotypes, are trademarks and servicemarks of Gardner Denver, Inc. and its subsidiaries 33

Significant Operating Margin Improvement Opportunities GDI Industrial Products ($ in millions, except per share data) Group 1H 2009 annualized segment revenues $1,017 1H 2009 annualized segment adjusted operating income (1) $20 As a percent of revenues (adjusted operating margin (1)) 2.0% Target IPG segment operating margin 14.0% Target IPG segment operating income, based on 2009 annualized revenues $142 Incremental operating income $122 Incremental after-tax earnings $85 Average Diluted Shares Outstanding on June 30, 2009 52.0 million Incremental DEPS impact of segment operating margin improvement to target $1.63 The Company’s long-term target of 14.0 percent operating margin in the IPG segment has the potential to yield approximately $1.63 in additional DEPS (1)See note on slide 33 34